SUPPLEMENTAL INFORMATION

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2014

BASIS OF PRESENTATION

GENERAL INFORMATION
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation" refer to General Growth Properties, Inc. and references to "GGP" or the "Company" refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities. Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION
The Company has presented information on its consolidated and unconsolidated properties ("Proportionate" or "at share") in certain schedules included within this Supplemental. This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company's unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES
This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization ("EBITDA"), and funds from operations (“FFO”). NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses. EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items. FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities. NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties. As GGP conducts substantially all of its business through GGP Operating Partnership, LP, and through GGP Limited Partnership and GGP Nimbus, LP (collectively the “Operating Partnerships”, which are 99% owned by GGP) and since the limited common units of the Operating Partnerships are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnerships.

In order to present GGP's operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses. Same Store Company NOI is presented to exclude the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties. Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders. For reference, as an aid in understanding management's computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

TABLE OF CONTENTS

	Page		Page
Financial Overview		Asset Transactions:
GAAP Financial Statements:		Summary of Transactions	15
Consolidated Balance Sheets	1	Discontinued Operations	16
Consolidated Statements of Operations	2
		Portfolio Operating Metrics:
Proportionate Financial Statements:		Key Operating Performance Indicators	17
Proportionate Balance Sheets	3	Signed Leases All Less Anchors	18
Overview	4	Lease Expiration Schedule and Top Ten Tenants	19
Company NOI, EBITDA, and FFO	5-6	Property Schedule	20-26
Reconciliation of Non-GAAP to GAAP Financial Measures	7-8
		Miscellaneous:
Debt:		Capital Information	27
Debt Summary, at Share	9	Change in Total Common and Equivalent Shares	28
Maturity Schedule	10	Development Summary	29-30
Debt Detail, at Share	11-14	Capital Expenditures	31
		Corporate Information	32
		Glossary of Terms	33

This presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons. Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental. The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet
The proportionate balance sheet adjusts GGP's GAAP balance sheet for noncontrolling interests and adds the Company's proportionate share of assets and liabilities related to investments accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.
5-6	Company NOI, EBITDA and FFO
Proportionate Results and FFO for the three and nine months ended September 30, 2014 and 2013 adjusts GGP's consolidated results and FFO for noncontrolling interests and adds the Company's proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation. Company NOI, EBITDA and FFO exclude certain non-cash and non-recurring revenues and expenses that may not be indicative of future operations.

Portfolio Operating Metrics:
17	Key Operating Performance Indicators	Certain retail properties operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
20-26	Property Schedule
By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW Consolidated Balance Sheets (In thousands)

	September 30, 2014	December 31, 2013

Assets:
Investment in real estate:
Land	$4,268,569	$4,320,597
Buildings and equipment	18,261,100	18,270,748
Less accumulated depreciation	(2,210,100)	(1,884,861)
Construction in progress	557,354	406,930
Net property and equipment	20,876,923	21,113,414
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,512,129	2,407,698
Net investment in real estate	23,389,052	23,521,112
Cash and cash equivalents	279,576	577,271
Accounts and notes receivable, net	603,735	478,899
Deferred expenses, net	176,296	189,452
Prepaid expenses and other assets	871,249	995,569
Total assets	$25,319,908	$25,762,303
Liabilities:
Mortgages, notes and loans payable	$15,898,090	$15,672,437
Investment in and loans to/from Unconsolidated Real Estate Affiliates	19,017	17,405
Accounts payable and accrued expenses	865,441	970,995
Dividend payable	148,443	134,476
Deferred tax liabilities	21,511	24,667
Tax indemnification liability	321,958	321,958
Junior Subordinated Notes	206,200	206,200
Total liabilities	17,480,660	17,348,138
Redeemable noncontrolling interests:
Preferred	145,771	131,881
Common	113,844	97,021
Total redeemable noncontrolling interests	259,615	228,902
Equity:
Preferred stock	242,042	242,042
Stockholders' equity	7,257,641	7,861,079
Noncontrolling interests in consolidated real estate affiliates	79,950	82,142
Total equity	7,579,633	8,185,263
Total liabilities, redeemable noncontrolling interests and equity	$25,319,908	$25,762,303

FINANCIAL OVERVIEW Consolidated Statements of Operations (In thousands, except per share)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Revenues:
Minimum rents	$400,188	$382,718	$1,182,200	$1,159,091
Tenant recoveries	186,123	176,756	552,767	534,079
Overage rents	9,277	9,666	24,486	27,387
Management fees and other corporate revenues	17,355	17,336	51,759	50,575
Other	18,861	19,636	63,242	55,211
Total revenues	631,804	606,112	1,874,454	1,826,343
Expenses:
Real estate taxes	57,705	58,176	173,495	177,352
Property maintenance costs	13,618	13,955	49,848	51,747
Marketing	4,345	5,794	15,109	18,061
Other property operating costs	85,671	93,190	255,165	263,018
Provision for doubtful accounts	398	1,017	5,319	3,326
Property management and other costs	34,516	41,446	119,572	123,344
General and administrative	12,778	10,522	52,609	34,578
Depreciation and amortization	184,033	188,079	534,096	566,470
Total expenses	393,064	412,179	1,205,213	1,237,896
Operating income	238,740	193,933	669,241	588,447
Interest and dividend income	8,536	388	19,801	1,277
Interest expense	(174,120)	(172,930)	(528,283)	(549,545)
Loss on Foreign Currency	(15,972)	—	(7,017)	—
Warrant liability adjustment	—	—	—	(40,546)
Gain from change in control of investment properties	—	—	—	219,784
Loss on extinguishment of debt	—	—	—	(36,478)
Income before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, noncontrolling interests and preferred stock dividends	57,184	21,391	153,742	182,939
Benefit from (provision for) income taxes	4,800	287	(2,836)	(1,236)
Equity in income of Unconsolidated Real Estate Affiliates	7,391	13,984	33,868	41,165
Equity in income of Unconsolidated Real Estate Affiliates - (loss) gain on investment	—	(2,800)	—	648
Income from continuing operations	69,375	32,862	184,774	223,516
Discontinued operations:
Income (loss) from discontinued operations, including gains (losses) on dispositions	8,024	(2,008)	134,927	(13,366)
Gain on extinguishment of debt	—	—	66,679	25,894
Discontinued operations, net	8,024	(2,008)	201,606	12,528
Net income	77,399	30,854	386,380	236,044
Allocation to noncontrolling interests	(2,791)	(3,371)	(10,008)	(10,707)
Net income attributable to GGP	74,608	27,483	376,372	225,337
Preferred stock dividends	(3,984)	(3,984)	(11,952)	(10,094)
Net income attributable to common stockholders	$70,624	$23,499	$364,420	$215,243
Basic Income Per Share:
Continuing operations	$0.07	$0.03	$0.18	$0.22
Discontinued operations	0.01	—	0.23	0.01
Total basic income per share	$0.08	$0.03	$0.41	$0.23
Diluted Income Per Share:
Continuing operations	$0.06	$0.02	$0.18	$0.22
Discontinued operations	0.01	—	0.21	0.01
Total diluted income per share	$0.07	$0.02	$0.39	$0.23

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS Proportionate Balance Sheets (In thousands)

	As of September 30, 2014				As of December 31, 2013
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Real Estate Affiliates	GGP Total Share	GGP Total Share

Assets:
Investment in real estate:
Land	$4,268,569	$(31,466)	$750,658	$4,987,761	$4,990,338
Buildings and equipment	18,261,100	(169,655)	5,929,940	24,021,385	23,645,676
Less accumulated depreciation	(2,210,100)	24,162	(1,072,834)	(3,258,772)	(2,819,385)
Construction in progress	557,354	(4)	40,511	597,861	429,553
Net property and equipment	20,876,923	(176,963)	5,648,275	26,348,235	26,246,182
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,512,129	—	(2,512,129)	—	—
Net investment in real estate	23,389,052	(176,963)	3,136,146	26,348,235	26,246,182
Cash and cash equivalents	279,576	(4,786)	137,723	412,513	697,536
Accounts and notes receivable, net	603,735	(2,294)	76,835	678,276	549,021
Deferred expenses, net	176,296	(1,093)	142,565	317,768	314,860
Prepaid expenses and other assets	871,249	(12,659)	377,574	1,236,164	1,169,423
Total assets	$25,319,908	$(197,795)	$3,870,843	$28,992,956	$28,977,022
Liabilities:
Mortgages, notes and loans payable	$15,898,090	$(108,582)	$3,692,731	$19,482,239	$18,788,230
Investment in and loans to/from Unconsolidated Real Estate Affiliates	19,017	—	(19,017)	—	—
Accounts payable and accrued expenses	865,441	(9,263)	197,043	1,053,221	1,187,810
Dividend payable	148,443	—	—	148,443	134,476
Deferred tax liabilities	21,511	—	86	21,597	24,697
Tax indemnification liability	321,958	—	—	321,958	303,586
Junior Subordinated Notes	206,200	—	—	206,200	206,200
Total liabilities	17,480,660	(117,845)	3,870,843	21,233,658	20,644,999
Redeemable noncontrolling interests:
Preferred	145,771	—	—	145,771	131,881
Common	113,844	—	—	113,844	97,021
Total redeemable noncontrolling interests	259,615	—	—	259,615	228,902
Equity:
Preferred stock	242,042	—	—	242,042	242,042
Stockholders' equity	7,257,641	—	—	7,257,641	7,861,079
Noncontrolling interests in consolidated real estate affiliates	79,950	(79,950)	—	—	—
Total equity	7,579,633	(79,950)	—	7,499,683	8,103,121
Total liabilities, redeemable noncontrolling interests and equity	$25,319,908	$(197,795)	$3,870,843	$28,992,956	$28,977,022

PROPORTIONATE FINANCIAL STATEMENTS Overview (In thousands, except per share)

	Three Months Ended			Nine Months Ended
	September 30, 2014	September 30, 2013	Percentage Change	September 30, 2014	September 30, 2013	Percentage Change

Same Store NOI [1]	$547,768	$519,856	5.4%	$1,617,834	$1,535,297	5.4%
Non-Same Store [2]	10,802	9,713	n/a	32,444	38,886	n/a
Company NOI [3]	558,570	529,569	5.5%	1,650,278	1,574,183	4.8%

Company EBITDA [3]	520,891	488,222	6.7%	1,523,584	1,447,630	5.2%

Company FFO [3]	308,250	283,829	8.6%	898,228	802,568	11.9%
Company FFO per diluted share	$0.33	$0.29	13.1%	$0.95	$0.81	17.3%
Weighted average diluted common shares outstanding	947,757	987,184		948,749	994,057

1.
Total termination fees were $2.4 million and $4.6 million for the three months ended September 30, 2014 and 2013, respectively. Total termination fees were $11.2 million and $13.6 million for the nine months ended September 30, 2014 and 2013, respectively.

2.
Non-Same Store includes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopment and other properties. See Property Schedule on pages 20-26 for individual property details.

3.Refer to pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Three Months Ended September 30, 2014 and 2013 (In thousands)

	Three Months Ended September 30, 2014						Three Months Ended September 30, 2013
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments [1]	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company
Property revenues:
Minimum rents [2]	$400,188	$(4,112)	$96,292	$492,368	$2,735	$495,103	$382,718	$(3,632)	$93,125	$472,211	$8,804	$481,015
Tenant recoveries	186,123	(1,672)	43,759	228,210	—	228,210	176,756	(1,233)	41,415	216,938	—	216,938
Overage rents	9,277	(103)	3,097	12,271	—	12,271	9,666	(133)	3,424	12,957	—	12,957
Other revenue	18,861	(323)	3,540	22,078	—	22,078	19,636	(101)	3,757	23,292	—	23,292
Total property revenues	614,449	(6,210)	146,688	754,927	2,735	757,662	588,776	(5,099)	141,721	725,398	8,804	734,202
Property operating expenses:
Real estate taxes	57,705	(669)	13,455	70,491	(1,490)	69,001	58,176	(542)	13,271	70,905	(1,578)	69,327
Property maintenance costs	13,618	(83)	4,172	17,707	—	17,707	13,955	(96)	4,136	17,995	—	17,995
Marketing	4,345	(44)	1,396	5,697	—	5,697	5,794	(55)	1,886	7,625	—	7,625
Other property operating costs	85,671	(744)	22,200	107,127	(1,300)	105,827	93,190	(552)	21,715	114,353	(6,001)	108,352
Provision for doubtful accounts	398	(24)	486	860	—	860	1,017	12	305	1,334	—	1,334
Total property operating expenses	161,737	(1,564)	41,709	201,882	(2,790)	199,092	172,132	(1,233)	41,313	212,212	(7,579)	204,633
NOI	$452,712	$(4,646)	$104,979	$553,045	$5,525	$558,570	$416,644	$(3,866)	$100,408	$513,186	$16,383	$529,569
Management fees and other corporate revenues	17,355	—	—	17,355	—	17,355	17,336	—	—	17,336	—	17,336
Property management and other costs [3]	(34,516)	167	(6,848)	(41,197)	—	(41,197)	(41,446)	161	(6,632)	(47,917)	—	(47,917)
General and administrative	(12,778)	—	(1,059)	(13,837)	—	(13,837)	(10,522)	—	(244)	(10,766)	—	(10,766)
EBITDA	$422,773	$(4,479)	$97,072	$515,366	$5,525	$520,891	$382,012	$(3,705)	$93,532	$471,839	$16,383	$488,222
Depreciation on non-income producing assets	(2,528)	—	—	(2,528)	—	(2,528)	(2,925)	—	—	(2,925)	—	(2,925)
Interest and dividend income	8,536	386	536	9,458	(205)	9,253	388	—	142	530	—	530
Preferred unit distributions	(2,232)	—	—	(2,232)	—	(2,232)	(2,335)	—	—	(2,335)	—	(2,335)
Preferred stock dividends	(3,984)	—	—	(3,984)	—	(3,984)	(3,984)	—	—	(3,984)	—	(3,984)
Interest expense:
Mark-to-market adjustments on debt	(386)	(98)	379	(105)	105	—	(2,723)	(94)	(1,035)	(3,852)	3,852	—
Write-off of mark-to-market adjustments on extinguished debt	—	—	—	—	—	—	1,915	—	411	2,326	(2,326)	—
Interest on existing debt	(173,734)	1,488	(40,065)	(212,311)	—	(212,311)	(172,122)	1,117	(36,384)	(207,389)	—	(207,389)
Loss on foreign currency	(15,972)	—	—	(15,972)	15,972	—	—	—	—	—	—	—
Benefit from (provision for) income taxes	4,800	16	(149)	4,667	(6,317)	(1,650)	287	18	(59)	246	—	246
FFO from discontinued operations	872	—	—	872	(61)	811	2,591	—	6,312	8,903	2,561	11,464
	238,145	(2,687)	57,773	293,231	15,019	308,250	203,104	(2,664)	62,919	263,359	20,470	283,829
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	55,086	2,687	(57,773)	—	—	—	60,255	2,664	(62,919)	—	—	—
FFO [4]	$293,231	$—	$—	$293,231	$15,019	$308,250	$263,359	$—	$—	$263,359	$20,470	$283,829

Company FFO per diluted share						$0.33						$0.29

1.
Adjustments primarily relate to the following: straight-line rent, above/below market lease amortization, amortization of real estate tax stabilization agreement, loss on foreign currency and the related benefit from income taxes, and other non-comparable items.

2.
Adjustments include amounts for straight-line rent of ($13,252) and ($14,399) and above/below market lease amortization of $15,987 and $23,203 for the three months ended September 30, 2014 and 2013, respectively.

3.Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.
4.Proportionate FFO reflects FFO as defined by NAREIT.

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Nine Months Ended September 30, 2014 and 2013 (In thousands)

	Nine Months Ended September 30, 2014						Nine Months Ended September 30, 2013
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments [1]	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company
Property revenues:
Minimum rents [2]	$1,182,200	$(12,343)	$285,882	$1,455,739	$22,054	$1,477,793	$1,159,091	$(10,681)	$265,846	$1,414,256	$21,887	$1,436,143
Tenant recoveries	552,767	(5,015)	128,630	676,382	—	676,382	534,079	(3,587)	118,869	649,361	—	649,361
Overage rents	24,486	(219)	7,413	31,680	—	31,680	27,387	(245)	7,459	34,601	—	34,601
Other revenue	63,286	(823)	10,054	72,517	—	72,517	55,209	(294)	10,703	65,618	—	65,618
Total property revenues	1,822,739	(18,400)	431,979	2,236,318	22,054	2,258,372	1,775,766	(14,807)	402,877	2,163,836	21,887	2,185,723
Property operating expenses:
Real estate taxes	173,495	(1,989)	40,182	211,688	(4,469)	207,219	177,352	(1,595)	38,750	214,507	(4,734)	209,773
Property maintenance costs	49,848	(308)	13,799	63,339	—	63,339	51,747	(278)	12,001	63,470	—	63,470
Marketing	15,109	(157)	4,720	19,672	—	19,672	18,061	(172)	5,058	22,947	—	22,947
Other property operating costs	255,165	(2,263)	62,604	315,506	(3,895)	311,611	263,018	(1,643)	58,510	319,885	(8,765)	311,120
Provision for doubtful accounts	5,319	(60)	994	6,253	—	6,253	3,326	(36)	940	4,230	—	4,230
Total property operating expenses	498,936	(4,777)	122,299	616,458	(8,364)	608,094	513,504	(3,724)	115,259	625,039	(13,499)	611,540
NOI	$1,323,803	$(13,623)	$309,680	$1,619,860	$30,418	$1,650,278	$1,262,262	$(11,083)	$287,618	$1,538,797	$35,386	$1,574,183
Management fees and other corporate revenues	51,759	—	—	51,759	—	51,759	50,575	—	—	50,575	—	50,575
Property management and other costs [3]	(119,572)	489	(20,729)	(139,812)	—	(139,812)	(123,344)	466	(18,922)	(141,800)	—	(141,800)
General and administrative	(52,609)	2	(3,888)	(56,495)	17,854	(38,641)	(34,578)	—	(750)	(35,328)	—	(35,328)
EBITDA	$1,203,381	$(13,132)	$285,063	$1,475,312	$48,272	$1,523,584	$1,154,915	$(10,617)	$267,946	$1,412,244	$35,386	$1,447,630
Depreciation on non-income producing assets	(9,055)	—	—	(9,055)	—	(9,055)	(9,040)	—	—	(9,040)	—	(9,040)
Interest and dividend income	19,801	1,159	1,569	22,529	(279)	22,250	1,277	(1)	349	1,625	—	1,625
Preferred unit distributions	(6,697)	—	—	(6,697)	—	(6,697)	(7,006)	—	—	(7,006)	—	(7,006)
Preferred stock dividends	(11,952)	—	—	(11,952)	—	(11,952)	(10,094)	—	—	(10,094)	—	(10,094)
Interest expense:
Default interest	—	—	—	—	—	—	(1,306)	—	—	(1,306)	1,306	—
Mark-to-market adjustments on debt	(2,604)	(292)	1,121	(1,775)	1,775	—	(8,304)	(278)	(953)	(9,535)	9,535	—
Write-off of mark-to-market adjustments on extinguished debt	(9,831)	—	—	(9,831)	9,831	—	7,075	—	411	7,486	(7,486)	—
Interest on existing debt	(515,848)	4,502	(111,444)	(622,790)	—	(622,790)	(547,010)	3,367	(103,061)	(646,704)	—	(646,704)
Loss on foreign currency	(7,017)	—	—	(7,017)	7,017	—	—	—	—	—	—	—
Warrant liability adjustment	—	—	—	—	—	—	(40,546)	—	—	(40,546)	40,546	—
Loss on extinguishment of debt [4]	—	—	—	—	—	—	(36,478)	—	—	(36,478)	36,478	—
Benefit from (provision for) income taxes	(2,836)	54	(293)	(3,075)	(2,775)	(5,850)	(1,236)	53	(211)	(1,394)	—	(1,394)
FFO from discontinued operations [5]	74,691	—	—	74,691	(65,953)	8,738	31,707	—	13,952	45,659	(18,108)	27,551
	732,033	(7,709)	176,016	900,340	(2,112)	898,228	533,954	(7,476)	178,433	704,911	97,657	802,568
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	168,307	7,709	(176,016)	—	—	—	170,957	7,476	(178,433)	—	—	—
FFO [6]	$900,340	$—	$—	$900,340	$(2,112)	$898,228	$704,911	$—	$—	$704,911	$97,657	$802,568

Company FFO per diluted share						$0.95						$0.81

1.
Adjustments primarily relate to the following: straight-line rent, above/below market lease amortization, amortization of real estate tax stabilization agreement, amounts resulting from Urban litigation settlement, loss on foreign currency and the related benefit from income taxes, and other non-comparable items.

2.
Adjustments include amounts for straight-line rent of ($43,827) and ($46,192) and above/below market lease amortization of $65,881 and $68,079 for the nine months ended September 30, 2014 and 2013, respectively.

3.	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

4.
For the nine months ended September 30, 2013, adjustments include $24.0 million in prepayment fees to retire unsecured notes, a $5.8 million prepayment penalty on a secured mortgage note and $6.6 million in fees related to the refinancing of the secured corporate loan.

5.	Company FFO includes FFO from discontinued operations. Adjustments includes gains on extinguishment of debt of $66,680 and $25,894 for the nine months ended September 30, 2014 and 2013, respectively.

6.	Proportionate FFO reflects FFO as defined by NAREIT.

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013

Reconciliation of Company NOI to GAAP Operating Income
Company NOI	$558,570	$529,569	$1,650,278	$1,574,183
Adjustments for minimum rents, real estate taxes and other property operating costs [1]	(5,525)	(16,383)	(30,418)	(35,386)
Proportionate NOI	553,045	513,186	1,619,860	1,538,797
Unconsolidated Properties	(104,979)	(100,408)	(309,680)	(287,618)
Consolidated Properties	448,066	412,778	1,310,180	1,251,179
Management fees and other corporate revenues	17,355	17,336	51,759	50,575
Property management and other costs	(34,516)	(41,446)	(119,572)	(123,344)
General and administrative	(12,778)	(10,522)	(52,609)	(34,578)
Depreciation and amortization	(184,033)	(188,079)	(534,096)	(566,470)
Loss on sales of investment properties	—	—	(44)	—
Noncontrolling interest in operating income of Consolidated Properties and other	4,646	3,866	13,623	11,085
Operating income	$238,740	$193,933	$669,241	$588,447

Reconciliation of Company EBITDA to GAAP Net Income Attributable to GGP
Company EBITDA	$520,891	$488,222	$1,523,584	$1,447,630
Adjustments for minimum rents, real estate taxes, other property operating costs, and general and administrative [1]	(5,525)	(16,383)	(48,272)	(35,386)
Proportionate EBITDA	515,366	471,839	1,475,312	1,412,244
Unconsolidated Properties	(97,072)	(93,532)	(285,063)	(267,946)
Consolidated Properties	418,294	378,307	1,190,249	1,144,298
Depreciation and amortization	(184,033)	(188,079)	(534,096)	(566,470)
Noncontrolling interest in NOI of Consolidated Properties and other	4,646	3,866	13,623	11,085
Interest income	8,536	388	19,801	1,277
Interest expense	(174,120)	(172,930)	(528,283)	(549,545)
Loss on foreign currency	(15,972)	—	(7,017)	—
Warrant liability adjustment	—	—	—	(40,546)
Benefit from (provision for) income taxes	4,800	287	(2,836)	(1,236)
Equity in income of Unconsolidated Real Estate Affiliates	7,391	13,984	33,868	41,165
Equity in income of Unconsolidated Real Estate Affiliates - (loss) gain on investment	—	(2,800)	—	648
Discontinued operations	8,024	(2,008)	201,606	12,528
Gains from changes in control of investment properties	—	—	—	219,784
Loss on extinguishment of debt	—	—	—	(36,478)
Loss on sales of investment properties	—	—	(44)	—
Allocation to noncontrolling interests	(2,958)	(3,532)	(10,499)	(11,173)
Net income attributable to GGP	$74,608	$27,483	$376,372	$225,337
1.Refer to Pages 5-6 (Company NOI, EBITDA and FFO)

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013

Reconciliation of Company FFO to GAAP Net Income Attributable to GGP
Company FFO	$308,250	$283,829	$898,228	$802,568
Adjustments for minimum rents, property operating expenses, market rate adjustments, debt extinguishment, income taxes and FFO from discontinued operations[1]	(15,019)	(20,470)	2,112	(97,657)
Proportionate FFO	293,231	263,359	900,340	704,911
Depreciation and amortization of capitalized real estate costs	(231,901)	(230,441)	(668,833)	(688,713)
Gain from change in control of investment properties	—	—	—	219,784
Preferred stock dividends	3,984	3,984	11,952	10,094
Gains (losses) on sales of investment properties	7,603	(2,872)	131,319	(189)
Noncontrolling interests in depreciation of Consolidated Properties	2,554	1,806	6,484	5,363
Provision for impairment excluded from FFO of discontinued operations	—	—	—	(4,975)
Redeemable noncontrolling interests	(412)	(160)	(2,049)	(1,563)
Depreciation and amortization of discontinued operations	(451)	(8,193)	(2,841)	(19,375)
Net income attributable to GGP	$74,608	$27,483	$376,372	$225,337

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$104,979	$100,408	$309,680	$287,618
Net property management fees and costs	(6,848)	(6,632)	(20,729)	(18,922)
General and administrative and provisions for impairment	(1,059)	(244)	(3,888)	(750)
EBITDA	97,072	93,532	285,063	267,946
Net interest expense	(39,150)	(36,866)	(108,754)	(103,254)
Provision for income taxes	(149)	(59)	(293)	(211)
FFO of discontinued Unconsolidated Properties	—	6,312	—	13,952
FFO of Unconsolidated Properties	57,773	62,919	176,016	178,433
Depreciation and amortization of capitalized real estate costs	(50,398)	(48,955)	(143,794)	(137,298)
Other, including gain on sales of investment properties	16	20	1,646	30
Equity in income of Unconsolidated Real Estate Affiliates	$7,391	$13,984	$33,868	$41,165

1.Refer to Page 5-6 (Company NOI, EBITDA and FFO).

DEBT

Debt SUMMARY, AT SHARE As of September 30, 2014 (In thousands)

				Maturities
	Coupon Rate	Proportionate Balance	Average Remaining Term (Years)	2014	2015	2016	2017	2018	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.52%	$13,501,144	7.2	$—	$360,301	$522,404	$701,824	$118,892	$10,600,818	$12,304,239
Property Level Unconsolidated	4.48%	3,481,539	6.8	—	183,409	2,944	178,279	186,862	2,697,075	3,248,569
Corporate Consolidated	4.41%	8,373	1.2	—	573	—	—	—	—	573
Total Fixed Rate	4.51%	$16,991,056	7.1	$—	$544,283	$525,348	$880,103	$305,754	$13,297,893	$15,553,381

Variable Rate
Property Level Consolidated [1]	2.00%	$2,251,581	4.0	$—	$—	$—	$—	$1,571,973	$651,636	$2,223,609
Property Level Unconsolidated	3.41%	230,832	4.7	—	—	—	—	16,250	214,582	230,832
Junior Subordinated Notes Due 2036	1.69%	206,200	21.6	—	—	—	—	—	206,200	206,200
Total Variable Rate	2.10%	$2,688,613	5.4	$—	$—	$—	$—	$1,588,223	$1,072,418	$2,660,641

Total	4.18%	$19,679,669	6.9	$—	$544,283	$525,348	$880,103	$1,893,977	$14,370,311	$18,214,022

		Total Amortization		$48,188	$167,745	$191,381	$183,312	$169,851	$705,170	$1,465,647
						Total Maturities and Amortization [2,3]				$19,679,669

1 Properties provide mortgage collateral as guarantors. The $1.4 billion corporate loan is cross collateralized.
2 Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$19,679,669
Market rate adjustments, net	20,752
Junior Subordinated Notes Due 2036	(206,200)
Other	(11,982)
Total	$19,482,239
3 Reflects maturities and amortization for periods subsequent to September 30, 2014.

DEBT Maturity Schedule[1]

1 Net present value of debt is $10.1 billion at 8% discount rate.

2 Maturities in 2022 include $1.4 billion for Ala Moana (presented with separate color).

DEBT DETAIL, AT SHARE[1] As of September 30, 2014 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 9/30/2014 [3]	2014	2015	2016	2017	2018	Subsequent
Fixed Rate

Consolidated Property Level
Boise Towne Plaza	100%	$9,063	2015	$8,765	4.70%	No	$98	$200	$—	$—	$—	$—
Paramus Park	100%	92,702	2015	90,242	4.86%	No	802	1,658	—	—	—	—
Peachtree Mall	100%	78,895	2015	77,085	5.08%	No	668	1,142	—	—	—	—
Quail Springs Mall	100%	67,896	2015	66,864	6.74%	No	379	653	—	—	—	—
The Shops at La Cantera	75%	118,834	2015	117,345	5.95%	No	489	1,000	—	—	—	—
Brass Mill Center	100%	101,003	2016	93,347	4.55%	No	1,190	4,884	1,582	—	—	—
Glenbrook Square	100%	155,692	2016	141,325	4.91%	No	1,341	5,510	7,516	—	—	—
Lakeside Mall	100%	155,513	2016	144,451	4.28%	No	1,502	6,155	3,405	—	—	—
Ridgedale Center	100%	156,021	2016	143,281	4.86%	No	1,374	5,650	5,716	—	—	—
Apache Mall	100%	96,586	2017	91,402	4.32%	No	435	1,776	1,843	1,130	—	—
Beachwood Place	100%	215,047	2017	190,177	5.60%	No	1,614	6,656	9,274	7,326	—	—
Eastridge (CA)	100%	144,052	2017	127,418	5.79%	Yes - Partial	1,119	4,617	6,398	4,500	—	—
Four Seasons Town Centre	100%	83,817	2017	72,532	5.60%	No	902	3,722	4,940	1,721	—	—
Mall of Louisiana	100%	212,892	2017	191,409	5.82%	No	1,370	5,647	8,074	6,392	—	—
Provo Towne Center [4]	75%	30,379	2017	28,886	4.53%	No	134	544	566	249	—	—
Hulen Mall	100%	128,073	2018	118,702	4.25%	No	543	2,221	2,304	2,421	1,882	—
The Gallery at Harborplace - Other	100%	7,670	2018	190	6.05%	No	459	1,907	2,026	2,152	936	—
Coronado Center	100%	198,475	2019	180,278	3.50%	No	942	3,829	3,948	4,110	4,258	1,110
Governor's Square	100%	70,723	2019	66,488	6.69%	No	218	906	969	1,035	1,107	—
Oak View Mall	100%	79,209	2019	74,467	6.69%	No	242	1,015	1,085	1,160	1,240	—
Park City Center	100%	188,122	2019	172,224	5.34%	No	761	3,119	3,264	3,473	3,666	1,615
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—
Mall St. Matthews	100%	186,662	2020	170,305	2.72%	No	—	—	1,985	4,067	4,181	6,124
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	—	1,532	6,279	6,531	6,794	11,936
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Tysons Galleria	100%	319,515	2020	282,081	4.06%	No	1,416	5,773	5,979	6,266	6,528	11,472
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
Deerbrook Mall	100%	146,543	2021	127,934	5.25%	No	609	2,497	2,612	2,776	2,928	7,187
Fashion Show - Other	100%	4,658	2021	1,577	6.06%	Yes - Full	88	364	386	411	437	1,395
Fox River Mall	100%	178,770	2021	156,373	5.46%	No	705	2,901	3,038	3,238	3,422	9,093
Northridge Fashion Center	100%	238,485	2021	207,503	5.10%	No	1,018	4,175	4,362	4,627	4,871	11,929
Oxmoor Center	94%	85,662	2021	74,781	5.37%	No	343	1,413	1,479	1,574	1,662	4,410
Park Place	100%	190,462	2021	165,815	5.18%	No	797	3,266	3,414	3,626	3,821	9,723
Providence Place	94%	344,024	2021	302,577	5.65%	No	1,323	5,423	5,687	6,077	6,434	16,503
Rivertown Crossings	100%	161,495	2021	141,356	5.52%	No	634	2,604	2,728	2,910	3,077	8,186
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	Yes - Full	—	—	—	—	—	—
White Marsh Mall	100%	190,000	2021	190,000	3.66%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	90,149	2022	77,060	5.23%	No	370	1,524	1,594	1,694	1,786	6,121
Coastland Center	100%	125,679	2022	102,621	3.76%	No	617	2,509	2,594	2,707	2,812	11,819
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	—	349	1,448	1,533	1,623	6,808
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	420	1,054	4,057
North Star Mall	100%	327,526	2022	270,113	3.93%	No	1,579	6,440	6,666	6,973	7,256	28,499
Rogue Valley Mall	100%	55,000	2022	48,245	4.5%	No	0	137	852	899	941	3,926
Spokane Valley Mall [4]	75%	45,606	2022	38,484	4.65%	No	195	800	833	879	921	3,494

DEBT DETAIL, AT SHARE[1] As of September 30, 2014 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 9/30/2014 [3]	2014	2015	2016	2017	2018	Subsequent
The Gallery at Harborplace	100%	79,362	2022	68,096	5.24%	No	307	1,258	1,315	1,398	1,474	5,514
The Oaks Mall	100%	134,829	2022	112,842	4.55%	No	577	2,357	2,451	2,584	2,706	11,312
The Shoppes at Buckland Hills	100%	125,456	2022	107,820	5.19%	No	495	2,030	2,121	2,253	2,375	8,362
The Streets at Southpoint	94%	244,107	2022	207,909	4.36%	No	1,012	4,163	4,348	4,542	4,744	17,389
Westroads Mall	100%	152,289	2022	127,455	4.55%	No	650	2,663	2,769	2,919	3,056	12,777
Augusta Mall	100%	170,000	2023	170,000	4.36%	No	—	—	—	—	—	—
Boise Towne Square	100%	133,446	2023	106,372	4.79%	No	606	2,495	2,618	2,746	2,880	15,729
Crossroads Center (MN)	100%	104,333	2023	83,026	3.25%	No	547	2,228	2,293	2,379	2,459	11,401
Cumberland Mall	100%	160,000	2023	160,000	3.67%	No	—	—	—	—	—	—
Meadows Mall	100%	160,027	2023	118,726	3.96%	No	995	4,064	4,212	4,402	4,582	23,046
Oglethorpe Mall	100%	150,000	2023	136,166	3.90%	No	—	—	—	—	1,058	12,776
Pecanland Mall	100%	90,000	2023	75,750	3.88%	No	—	1,159	1,607	1,682	1,749	8,053
Prince Kuhio Plaza	100%	44,125	2023	35,974	4.10%	No	195	798	827	867	903	4,561
Staten Island Mall	100%	259,374	2023	206,942	4.77%	No	1,188	4,892	5,131	5,381	5,643	30,197
Stonestown Galleria	100%	180,000	2023	164,720	4.39%	No	—	—	—	—	462	14,818
The Crossroads (MI)	100%	98,830	2023	80,833	4.42%	No	403	1,645	1,708	1,799	1,881	10,561
The Woodlands	100%	256,385	2023	207,057	5.04%	No	1,144	4,716	4,959	5,215	5,484	27,810
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	—	821	3,402	3,595	3,798	25,961
Fashion Show	100%	835,000	2024	835,000	4.03%	No	—	—	—	—	—	—
Jordan Creek Town Center	100%	217,675	2024	177,448	4.37%	No	892	3,645	3,783	3,980	4,160	23,767
The Maine Mall	100%	235,000	2024	235,000	4.66%	No	—	—	—	—	—	—
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	—	814	3,371	3,564	3,767	25,797
Woodbridge Center	100%	250,000	2024	220,726	4.80%	No	—	—	—	2,395	3,777	23,102
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	—	—	—	—	3,168	29,985
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—
North Point Mall	100%	250,000	2026	218,205	4.54%	No	—	—	—	—	—	31,795
Providence Place - Other	94%	37,165	2028	2,247	7.75%	No	766	1,628	1,757	1,897	1,825	27,045
Provo Towne Center Land	75%	2,249	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,212
Consolidated Property Level		$13,501,144		$12,304,239	4.52%		$36,053	$145,894	$163,518	$146,475	$135,588	$569,377

Unconsolidated Property Level
Alderwood	50%	$122,262	2015	$120,409	6.65%	No	$545	$1,308	$—	$—	$—	$—
Pinnacle Hills Promenade	50%	70,000	2015	63,000	5.57%	No	7,000	—	—	—	—	—
Shane Plaza	50%	3,021	2016	2,944	5.56%	No	15	62	—	—	—	—
Center Pointe Plaza	50%	5,990	2017	5,570	6.31%	No	43	183	194	—	—	—
Riverchase Galleria [5]	50%	152,500	2017	152,500	5.65%	No	—	—	—	—	—	—
The Shops at the Bravern	40%	21,375	2017	20,209	3.86%	No	112	457	475	122	—	—
Plaza Frontenac	55%	28,600	2018	28,600	3.04%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	158,262	2018	158,262	3.44%	No	—	—	—	—	—	—
First Colony Mall	50%	92,500	2019	84,321	4.50%	No	244	1,503	1,573	1,645	1,720	1,494
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	584	3,593	3,762	3,939	3,423
The Grand Canal Shoppes	50%	313,125	2019	313,125	4.24%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	402	1,622	1,725	1,816	3,233
Kenwood Towne Centre	70%	155,846	2020	137,191	5.37%	No	647	2,659	2,784	2,964	3,131	6,470
Oakbrook Center	48%	202,725	2020	202,725	3.66%	No	—	—	—	—	—	—
Water Tower Place	47%	182,778	2020	171,026	4.36%	No	425	1,751	1,837	1,928	2,024	3,787
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	90	1,108	1,156	1,206	1,259	3,870
Village of Merrick Park	55%	97,270	2021	85,797	5.73%	No	370	1,520	1,595	1,706	1,808	4,474
Whaler's Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—

DEBT DETAIL, AT SHARE[1] As of September 30, 2014 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 9/30/2014 [3]	2014	2015	2016	2017	2018	Subsequent
Willowbrook Mall (TX)	50%	102,174	2021	88,965	5.13%	No	435	1,778	1,858	1,972	2,077	5,089
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Carolina Place	50%	87,500	2023	75,542	3.84%	No	—	—	757	1,567	1,630	8,004
Galleria at Tyler	50%	95,658	2023	76,716	5.05%	No	413	1,708	1,796	1,889	1,987	11,149
Lake Mead and Buffalo	50%	2,112	2023	27	7.20%	No	43	181	194	209	224	1,234
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	1,996	11,270
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—	—	—	—	510	3,139
The Trails Village Center	50%	5,910	2023	78	8.21%	No	115	485	527	571	620	3,514
Union Square Portfolio	50%	25,000	2023	25,000	5.12%	No	—	—	—	—	—	—
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	—	804	2,477	15,833
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	—	1,062	9,893
Towson Town Center	35%	113,761	2025	97,713	3.82%	No	—	—	—	—	680	15,368
Glendale Galleria	50%	215,000	2,026	190,451	4.06%	No	—	—	—	—	—	24,549
Perimeter Mall	50%	137,500	2,026	137,500	3.96%	No	—	—	—	—	—	—
Unconsolidated Property Level		$3,481,539		$3,248,569	4.48%		$10,497	$15,689	$19,961	$22,070	$28,960	$135,793

Total Fixed - Property Level		$16,982,683		$15,552,808	4.51%		$46,550	$161,583	$183,479	$168,545	$164,548	$705,170

Consolidated Corporate
Arizona Two (HHC)	100%	$8,373	2015	$573	4.41%	Yes - Full	$1,638	$6,162	$—	$—	$—	$—
Consolidated Corporate		$8,373		$573	4.41%		$1,638	$6,162	$—	$—	$—	$—

Total Fixed Rate Debt		$16,991,056		$15,553,381	4.51%		$48,188	$167,745	$183,479	$168,545	$164,548	$705,170

Variable Rate

Consolidated Property Level
Columbia Mall	100%	$100,000	2018	$100,000	Libor + 175 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Columbiana Centre [6]	100%	130,816	2018	128,177	Libor + 175 bps	Yes - Full	—	—	746	1,393	500	—
Eastridge (WY) [6]	100%	48,228	2018	47,255	Libor + 175 bps	Yes - Full	—	—	275	514	184	—
Grand Teton Mall [6]	100%	48,859	2018	47,873	Libor + 175 bps	Yes - Full	—	—	279	520	187	—
Market Place Shopping Center	100%	113,425	2018	113,425	Libor + 240 bps	No	—	—	—	—	—	—
Mayfair [6]	100%	347,813	2018	340,796	Libor + 175 bps	Yes - Full	—	—	1,983	3,704	1,330	—
Mondawmin Mall [6]	100%	81,011	2018	79,377	Libor + 175 bps	Yes - Full	—	—	461	863	310	—
North Town Mall [6]	100%	89,207	2018	87,407	Libor + 175 bps	Yes - Full	—	—	509	950	341	—
Oakwood [6]	100%	76,913	2018	75,362	Libor + 175 bps	Yes - Full	—	—	438	819	294	—
Oakwood Center [6]	100%	91,413	2018	89,569	Libor + 175 bps	Yes - Full	—	—	520	974	350	—
Pioneer Place [6]	100%	188,185	2018	184,389	Libor + 175 bps	Yes - Full	—	—	1,072	2,004	720	—
Red Cliffs Mall [6]	100%	30,261	2018	29,650	Libor + 175 bps	Yes - Full	—	—	173	322	116	—
River Hills Mall [6]	100%	76,283	2018	74,744	Libor + 175 bps	Yes - Full	—	—	435	812	292	—
Sooner Mall [6]	100%	78,931	2018	77,338	Libor + 175 bps	Yes - Full	—	—	450	841	302	—
Southwest Plaza [6]	100%	73,383	2018	71,902	Libor + 175 bps	Yes - Full	—	—	418	782	281	—
The Shops at Fallen Timbers [6]	100%	25,217	2018	24,709	Libor + 175 bps	Yes - Full	—	—	143	269	96	—
200 Lafayette	100%	100,000	2019	100,000	Libor + 250 bps	No	—	—	—	—	—	—

DEBT DETAIL, AT SHARE[1] As of September 30, 2014 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 9/30/2014 [3]	2014	2015	2016	2017	2018	Subsequent
830 North Michigan	100%	85,000	2019	85,000	Libor + 160 bps	No	—	—	—	—	—	—
Ala Moana Construction Loan[7]	100%	189,136	2019	189,136	Libor + 190 bps	Yes - Partial	—	—	—	—	—	—
Lynnhaven Mall	100%	235,000	2019	235,000	Libor + 185 bps	No	—	—	—	—	—	—
Westlake Center	100%	42,500	2019	42,500	Libor + 230 bps	No	—	—	—	—	—	—
Consolidated Property Level		$2,251,581		$2,223,609	2.00%		$—	$—	$7,902	$14,767	$5,303	$—

Unconsolidated Property Level
Union Square Portfolio	50%	$16,250	2018	$16,250	Libor + 400 bps	No	$—	$—	$—	$—	$—	$—
Miami Design District [8]	13%	44,582	2019	44,582	Libor + 487 bps	No	—	—	—	—	—	—
685 Fifth Avenue	50%	170,000	2019	170,000	Libor + 275 bps	No	—	—	—	—	—	—
Unconsolidated Property Level		$230,832		$230,832	3.41%		$—	$—	$—	$—	$—	$—

Consolidated Corporate
Junior Subordinated Notes Due 2036	100%	$206,200	2036	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.69%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,688,613		$2,660,641	2.10%		$—	$—	$7,902	$14,767	$5,303	$—

Total 9.10		$19,679,669		$18,214,022	4.18%		$48,188	$167,745	$191,381	$183,312	$169,851	$705,170

1 Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
2 Assumes that all maturity extensions are exercised.
3 Total recourse to GGP or its subsidiaries of approximately $1.9 billion, excluding the corporate revolver.
4 Loan is cross-collateralized with other properties.
5 $45.0 million B-note is subordinate to return of GGP's additional contributed equity.
6 Properties provide mortgage collateral as guarantors for $1.4 billion corporate borrowing and are cross collateralized.
7 Reflects the amount drawn as of September 30, 2014 on the $450.0 construction loan.
8 Investment is considered cost method for reporting purposes and is reflected in prepaid and other assets in our proportionate balance sheet.
9 Excludes the $1.0 billion corporate revolver. As of September 30, 2014 the corporate revolver was undrawn.
10 Reflects amortization for the period subsequent to September 30, 2014.

Asset Transactions

ASSET TRANSACTIONS Summary of Transactions For the Nine Months Ended September 30, 2014 (In thousands, except GLA)

Closing Date	Property Name	Property Location	GGP Ownership %	Total GLA	Gross Proceeds at Share	Debt at Share	Net Proceeds at Share [1]
						($ in thousands)
Dispositions
February 2014	Regency Square Mall	Jacksonville, FL	100.0%	539,636	$13,000	$78,964	$—
June 2014	Fallbrook Center	West Hills (Los Angeles), CA	100.0%	875,642	210,000	100,870	102,900
September 2014	Lincolnshire Commons	Lincolnshire (Chicago), IL	100.0%	118,562	40,300	26,100	13,200
September 2014	Stonestown Medical Office Building	San Francisco, CA	100.0%	54,059	28,300	—	27,100

	Total			1,587,899	$291,600	$205,934	$143,200

Closing Date	Property Name	Property Location	GGP Ownership %	Total GLA	Gross Purchase Price at Share	Debt at Share	Net Equity at Share [1]
						($ in thousands)
Acquisitions
June 2014	685 5th Avenue	New York, NY	50.0%	140,051	$260,700	$170,000	$106,600
September 2014	522 Fifth Avenue [2]	New York, NY	10.0%	26,500	16,500	8,330	8,300
September 2014	The Shops at the Bravern [3]	Bellevue, WA	40.0%	309,000	88,000	21,400	66,600
September 2014	Miami Design District [3,4]	Miami, FL	12.5%	785,000	175,000	—	175,000

	Total			1,260,551	$540,200	$199,730	$356,500

1 Includes closing costs.
2 The property incurred $8.3 million of debt at share that closed on October 1, 2014.
3 Properties were acquired through a joint venture that incurred $20.0 million of debt and $0.5 million of closing costs, at our share.
4 Investment is considered cost method for reporting purposes. The $175.0 million is net of $44.6 million of existing debt at share at the property level and is reflected in prepaid and other assets in our proportionate balance sheet.

ASSET TRANSACTIONS Discontinued Operations

2014 Dispositions	Date of Disposition
Stand Alone Offices, Strip Centers & Other Retail
Lincolnshire Commons	September 2014
Stonestown Medical Office Building	September 2014
Fallbrook Center	June 2014
Regency Square Mall	February 2014

2013 Dispositions
Malls
Pine Ridge Mall	December 2013
Burlington Town Center	December 2013
Eden Prairie Center	October 2013
Mall of the Bluffs	February 2013

International Properties
Aliansce Shopping Centers S.A. (Brazil)	September 2013

Stand Alone Offices, Strip Centers & Other Retail
Senate Plaza	December 2013
Plaza 800	May 2013
Southlake Mall	February 2013

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS Key Operating Performance Indicators As of and for the Nine Months Ended September 30, 2014 (GLA in thousands)

GLA Summary (in thousands) [1]
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share [2]	% Leased
Consolidated Malls	88	38,034	12,960	36,128	87,122	1,113	1,446	89,681	52,974	96.6%
Unconsolidated Malls	31	15,319	3,200	14,597	33,116	560	917	34,593	9,778	97.2%
Same Store Malls	119	53,353	16,160	50,725	120,238	1,673	2,363	124,274	62,752	96.8%
Non-Same Store Malls	2	682	218	542	1,442	—	65	1,507	780
Total Malls	121	54,035	16,378	51,267	121,680	1,673	2,428	125,781	63,532

Non-Same Store Office, Strip, Urban & Other Retail	19	1,695	340	307	2,342	344	998	3,684	1,814	76.2%
Total Real Estate	140	55,730	16,718	51,574	124,022	2,017	3,426	129,465	65,346	95.6%

Same Store Operating Metrics

			In-Place Rent		Tenant Sales [3]
September 30, 2014	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost
Consolidated Malls	96.6%	95.0%	$67.90	$55.70	$513	$13,472	14.2%
Unconsolidated Malls	97.2%	95.5%	80.30	66.68	701	6,713	11.8%
Same Store Malls	96.8%	95.1%	$71.51	$58.96	$565	$20,185	13.4%

			In-Place Rent		Tenant Sales [3]
September 30, 2013 [4]	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost

Consolidated Malls	96.4%	94.8%	$66.92	$53.79	$518	$13,395	13.4%
Unconsolidated Malls	97.0%	94.1%	80.27	66.57	673	6,284	12.2%
Same Store Malls	96.6%	94.6%	$70.69	$57.43	$562	$19,679	13.0%

1.	See Property Schedule on pages 20-26 for individual property details.

2.	Total GLA at Share includes assets at GGP ownership percentages and excludes tenant owned area.

3.	Tenant Sales <10K SF is presented as sales per square foot in dollars, and Tenant Sales All Less Anchors is presented as total sales volume in millions of dollars.

4.	All 2013 metrics are as reported in the third quarter 2013 supplemental.

PORTFOLIO OPERATING METRICS Signed Leases All Less Anchors As of September 30, 2014

	All Leases - Lease Spread [1]

	Commencement 2014
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF

New and Renewal Leases	1,990	7,079,041	7.1	$55.20	$60.49
Percent in Lieu/Gross	274	1,168,197	5.0	N/A	N/A
Total Leases	2,264	8,247,238	6.8	$55.20	$60.49

	Commencement 2015
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF
New and Renewal Leases	278	1,327,933	8.3	$57.05	$63.11
Percent in Lieu/Gross	23	321,040	6.8	N/A	N/A
Total Leases	301	1,648,973	8.0	$57.05	$63.11

	SUITE TO SUITE - Lease Spread [2]

	New and Renewal Leases [3]
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF	Expiring Rent PSF	Initial Rent Spread		Average Rent Spread
Commencement 2014	1,565	4,593,771	6.5	$62.44	$69.21	$53.11	$9.33	17.6%	$16.10	30.3%
Commencement 2015	229	757,797	6.8	71.75	79.85	63.06	8.69	13.8%	$16.79	26.6%
Total 2014/2015	1,794	5,351,568	6.6	$63.76	$70.71	$54.52	$9.24	17.0%	$16.20	29.7%

1.	Represents signed leases that are scheduled to commence in the respective period.

2.	Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite. New suites are within 10,000 of the expiring suites.

3.	Represents leases where downtime between the new and previous tenant was less than 24 months.

PORTFOLIO OPERATING METRICS Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent	Expiring Rent ($psf)
		(in thousands)		(in thousands)
Specialty Leasing	1,077	2,143	4.1%	$50,102	$24.16
2014	340	978	1.9%	50,023	55.03
2015	1,847	5,778	11.2%	322,426	58.03
2016	1,722	5,489	10.6%	322,186	60.18
2017	1,664	5,465	10.6%	315,570	59.28
2018	1,411	5,096	9.9%	333,974	66.59
2019	1,177	5,116	9.9%	312,557	61.67
2020	734	3,057	5.9%	197,476	65.17
2021	801	3,036	5.9%	207,212	68.84
2022	855	3,453	6.7%	233,501	67.81
2023	955	3,935	7.6%	285,064	73.79
Subsequent	1,161	8,095	15.7%	465,757	58.46
Total	13,744	51,641	100.0%	$3,095,848	$61.17

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

Limited Brands, Inc.	Victoria's Secret, Bath & Body Works, PINK	3.3%
The Gap, Inc.	Gap, Banana Republic, Old Navy	2.9%
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.6%
Forever 21, Inc	Forever 21	2.2%
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.1%
Signet Jewelers Limited	Zales, Gordon's, Kay, Jared	1.7%
Express, Inc.	Express, Express Men	1.5%
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.5%
Luxottica Group S.P.A.	Lenscrafters, Sunglass Hut, Pearle Vision	1.5%
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.5%
Totals		20.8%

PORTFOLIO OPERATING METRICS

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Consolidated Regional Malls
Ala Moana Center	Macy's, Neiman Marcus, Nordstrom	100%	Honolulu, HI	955,674	687,915	—	14,042	364,348	2,021,979	97.9%
Apache Mall	Herberger's, JCPenney, Macy's, Scheel's	100%	Rochester, MN	264,960	350,326	162,790	—	—	778,076	98.4%
Augusta Mall	Dillard's, JCPenney, Macy's, Sears	100%	Augusta, GA	503,996	—	597,223	—	—	1,101,219	99.0%
Baybrook Mall	Dillard's, JCPenney, Macy's, Sears	100%	Friendswood (Houston), TX	443,188	96,605	720,931	—	—	1,260,724	98.6%
Bayside Marketplace		100%	Miami, FL	216,900	—	—	—	1,103	218,003	97.7%
Beachwood Place	Dillard's, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,780	317,347	247,000	—	—	909,127	96.7%
Bellis Fair	JCPenney, Kohl's, Macy's, Target	100%	Bellingham (Seattle), WA	413,121	100,400	237,910	—	—	751,431	98.1%
Boise Towne Square	Dillard's, JCPenney, Macy's, Sears, Kohl's	100%	Boise, ID	422,440	425,556	247,714	114,687	—	1,210,397	96.3%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Waterbury, CT	444,588	218,339	319,391	197,087	—	1,179,405	96.9%
Coastland Center	Dillard's, JCPenney, Macy's, Sears	100%	Naples, FL	337,512	123,921	466,469	—	—	927,902	98.4%
Columbia Mall	Dillard's, JCPenney, Sears, Target	100%	Columbia, MO	311,220	85,972	335,088	—	—	732,280	91.0%
Columbiana Centre	Belk, Dillard's, JCPenney	100%	Columbia, SC	268,998	190,911	360,643	—	—	820,552	98.1%
Coral Ridge Mall	Dillard's, JCPenney, Target, Younkers	100%	Coralville (Iowa City), IA	521,342	98,596	442,365	—	—	1,062,303	99.5%
Coronado Center	JCPenney, Kohl's, Macy's, Sears	100%	Albuquerque, NM	505,379	118,272	468,375	—	—	1,092,026	99.6%
Crossroads Center	JCPenney, Macy's, Sears, Target	100%	St. Cloud, MN	368,407	294,167	229,275	—	—	891,849	93.3%
Cumberland Mall	Costco, Macy's, Sears	100%	Atlanta, GA	380,425	147,409	500,575	—	—	1,028,409	99.3%
Deerbrook Mall	Dillard's, JCPenney, Macy's, Sears	100%	Humble (Houston), TX	557,387	—	653,540	—	—	1,210,927	98.3%
Eastridge Mall WY	JCPenney, Macy's, Sears, Target	100%	Casper, WY	275,132	213,913	75,883	—	—	564,928	96.1%
Eastridge Mall CA	JCPenney, Macy's, Sears	100%	San Jose, CA	559,197	246,261	426,000	—	—	1,231,458	99.1%
Fashion Place	Dillard's, Nordstrom	100%	Murray, UT	442,293	281,175	319,603	—	—	1,043,071	97.6%
Fashion Show	Dillard's, Macy's, Macy's Mens, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	701,780	371,635	761,653	—	—	1,835,068	97.3%
Four Seasons Town Centre	Belk, Dillard's, JCPenney	100%	Greensboro, NC	436,245	429,969	212,047	—	—	1,078,261	95.8%

PORTFOLIO OPERATING METRICS

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Fox River Mall	JCPenney, Macy's, Sears, Target, Younkers	100%	Appleton, WI	606,635	30,000	564,914	—	—	1,201,549	96.0%
Glenbrook Square	JCPenney, Macy's, Sears, Carson's	100%	Fort Wayne, IN	439,518	555,870	221,000	—	—	1,216,388	93.4%
Governor's Square	Dillard's, JCPenney, Macy's, Sears	100%	Tallahassee, FL	341,986	—	691,605	—	—	1,033,591	95.8%
Grand Teton Mall	Dillard's, JCPenney, Macy's, Sears	100%	Idaho Falls, ID	208,733	323,925	—	93,274	—	625,932	93.8%
Greenwood Mall	Dillard's, JCPenney, Macy's, Sears	100%	Bowling Green, KY	421,383	156,096	272,957	—	—	850,436	98.4%
Hulen Mall	Dillard's, Macy's, Sears	100%	Ft. Worth, TX	397,885	—	596,570	—	—	994,455	93.4%
Jordan Creek Town Center	Dillard's, Younkers	100%	West Des Moines, IA	748,175	—	349,760	253,080	—	1,351,015	98.8%
Lakeside Mall	JCPenney, Lord & Taylor, Macy's, Macy's Mens & Home, Sears	100%	Sterling Heights, MI	488,416	115,300	905,418	—	—	1,509,134	84.6%
Lynnhaven Mall	Dillard's, JCPenney, Macy's	100%	Virginia Beach, VA	597,161	150,434	500,958	—	—	1,248,553	96.3%
Mall Of Louisiana	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Sears	100%	Baton Rouge, LA	617,870	—	805,630	143,634	—	1,567,134	97.6%
Mall St. Matthews	Dillard's, Dillard's Men's & Home, JCPenney	100%	Louisville, KY	506,136	—	514,135	—	—	1,020,271	97.7%
Market Place Shopping Center	Bergner's, JCPenney, Macy's,	100%	Champaign, IL	407,691	234,834	300,912	—	—	943,437	99.5%
Mayfair	Boston Store, Macy's, Nordstrom	100%	Wauwatosa (Milwaukee), WI	574,541	288,596	348,714	—	314,341	1,526,192	96.7%
Meadows Mall	Dillard's, JCPenney, Macy's, Sears	100%	Las Vegas, NV	307,720	—	636,853	—	—	944,573	97.0%
Mondawmin Mall		100%	Baltimore, MD	380,100	—	—	—	65,352	445,452	99.4%
Newgate Mall	Dillard's, Sears, Burlington Coat Factory	100%	Ogden (Salt Lake City), UT	334,893	218,874	118,919	—	—	672,686	94.9%
North Point Mall	Dillard's, JCPenney, Macy's, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	427,215	539,850	363,151	—	—	1,330,216	93.3%
North Star Mall	Dillard's, JCPenney, Macy's, Saks Fifth Avenue	100%	San Antonio, TX	550,713	173,198	522,126	—	—	1,246,037	98.8%
Northridge Fashion Center	JCPenney, Macy's, Sears	100%	Northridge (Los Angeles), CA	634,719	—	824,443	—	—	1,459,162	98.4%
Northtown Mall	JCPenney, Kohl's, Macy's, Sears	100%	Spokane, WA	361,246	310,859	242,392	—	—	914,497	91.3%
Oak View Mall	Dillard's, JCPenney, Sears, Younkers	100%	Omaha, NE	255,930	149,326	454,860	—	—	860,116	93.4%
Oakwood Center	Dillard's, JCPenney, Sears	100%	Gretna, LA	395,785	—	514,028	—	—	909,813	97.5%

PORTFOLIO OPERATING METRICS

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Oakwood Mall	JCPenney, Macy's, Sears, Younkers	100%	Eau Claire, WI	403,703	116,620	298,224	—	—	818,547	94.5%
Oglethorpe Mall	Belk, JCPenney, Macy's, Sears	100%	Savannah, GA	406,377	220,824	315,760	—	—	942,961	98.6%
Oxmoor Center	Macy's, Sears, Von Maur	94%	Louisville, KY	351,393	156,000	411,210	—	—	918,603	95.5%
Paramus Park	Macy's, Sears	100%	Paramus, NJ	306,611	—	459,057	—	—	765,668	95.8%
Park City Center	The Bon Ton, Boscov's, JCPenney, Kohl's, Sears	100%	Lancaster (Philadelphia), PA	534,289	514,917	384,980	—	3,268	1,437,454	96.4%
Park Place	Dillard's, Macy's, Sears	100%	Tucson, AZ	468,480	—	581,457	—	—	1,049,937	96.3%
Peachtree Mall	Dillard's, JCPenney, Macy's	100%	Columbus, GA	290,648	221,539	201,076	—	12,600	725,863	90.6%
Pecanland Mall	Belk, Burlington Coat Factory, Dillard's, JCPenney, Sears	100%	Monroe, LA	349,205	19,962	595,474	—	—	964,641	97.6%
Pembroke Lakes Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Macy's Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	352,530	395,219	386,056	—	—	1,133,805	97.5%
Pioneer Place		100%	Portland, OR	348,235	—	—	—	287,625	635,860	90.1%
Prince Kuhio Plaza	Macy's, Sears	100%	Hilo, HI	318,640	124,547	61,873	—	—	505,060	95.2%
Providence Place	JCPenney, Macy's, Nordstrom	94%	Providence, RI	734,231	—	513,816	—	4,304	1,252,351	99.9%
Provo Towne Centre	Dillard's, JCPenney, Sears	75%	Provo, UT	300,337	285,479	206,240	—	—	792,056	86.7%
Quail Springs Mall	Dillard's, JCPenney, Macy's, Von Maur	100%	Oklahoma City, OK	450,457	160,000	505,596	—	—	1,116,053	94.8%
Red Cliffs Mall	Dillard's, JCPenney, Sears	100%	St. George, UT	147,019	235,031	—	57,304	—	439,354	99.7%
Ridgedale Center	JCPenney, Sears, Macy's, Nordstrom	100%	Minnetonka, MN	307,116	—	924,603	—	—	1,231,719	94.8%
River Hills Mall	Herberger's, JCPenney, Sears, Target	100%	Mankato, MN	353,589	189,559	174,383	—	—	717,531	93.5%
Rivertown Crossings	JCPenney, Kohl's, Macy's, Sears, Younkers	100%	Grandville (Grand Rapids), MI	631,904	—	635,625	—	—	1,267,529	98.5%
Rogue Valley Mall	JCPenney, Kohl's, Macy's, Macy's Home Store	100%	Medford (Portland), OR	279,866	170,625	186,359	—	—	636,850	83.7%
Sooner Mall	Dillard's, JCPenney, Sears	100%	Norman, OK	221,013	129,823	137,082	—	—	487,918	99.3%
Spokane Valley Mall	JCPenney, Macy's, Sears	75%	Spokane, WA	350,585	126,243	251,366	138,002	—	866,196	95.2%
Staten Island Mall	Macy's, Sears, JCPenney	100%	Staten Island, NY	528,954	—	657,363	74,318	—	1,260,635	96.0%

PORTFOLIO OPERATING METRICS

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Stonestown Galleria	Macy's, Nordstrom	100%	San Francisco, CA	407,342	160,505	267,788	—	—	835,635	99.1%
The Crossroads	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Portage (Kalamazoo), MI	266,301	—	502,961	—	—	769,262	95.7%
The Gallery At Harborplace		100%	Baltimore, MD	131,111	—	—	—	282,889	414,000	89.3%
The Maine Mall	The Bon Ton, JCPenney, Macy's, Sears	100%	South Portland, ME	506,311	120,844	377,662	—	600	1,005,417	99.3%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy's, Nordstrom, Sears	100%	Columbia, MD	629,908	212,847	587,321	—	—	1,430,076	99.1%
The Oaks Mall	Belk, Dillard's, JCPenney, Macy's, Sears	100%	Gainesville, FL	344,733	233,367	324,500	—	—	902,600	95.0%
The Parks At Arlington	Dillard's, JCPenney, Macy's, Sears	100%	Arlington (Dallas), TX	697,423	—	748,945	—	—	1,446,368	99.1%
The Shoppes At Buckland Hills	JCPenney, Macy's, Macy's Mens & Home, Sears	100%	Manchester, CT	516,430	—	512,611	—	—	1,029,041	93.5%
The Shops At Fallen Timbers	Dillard's, JCPenney	100%	Maumee, OH	344,554	—	261,502	—	—	606,056	96.1%
The Shops at La Cantera	Dillard's, Macy's, Neiman Marcus, Nordstrom	75%	San Antonio, TX	617,702	—	627,597	—	70,178	1,315,477	97.6%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy's, Nordstrom, Sears	94%	Durham, NC	608,164	—	726,347	—	—	1,334,511	99.3%
The Woodlands Mall	Dillard's, JCPenney, Macy's, Nordstrom	100%	Woodlands (Houston), TX	626,921	—	713,438	—	39,471	1,379,830	99.6%
Town East Mall	Dillard's, JCPenney, Macy's, Sears	100%	Mesquite (Dallas), TX	413,411	—	809,386	—	—	1,222,797	97.1%
Tucson Mall	Dillard's, JCPenney, Macy's, Sears	100%	Tucson, AZ	608,434	—	641,458	27,305	—	1,277,197	93.3%
Tysons Galleria	Macy's, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	308,276	—	511,933	—	—	820,209	97.2%
Valley Plaza Mall	JCPenney, Macy's, Sears, Target	100%	Bakersfield, CA	514,875	147,792	509,176	—	—	1,171,843	99.3%
Visalia Mall	JCPenney, Macy's	100%	Visalia, CA	172,679	257,000	—	—	—	429,679	95.3%
Westlake Center		100%	Seattle, WA	108,937	—	—	—	—	108,937	96.3%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	517,826	—	529,036	—	—	1,046,862	98.3%
White Marsh Mall	JCPenney, Macy's, Macy's Home Store, Sears, Boscov's	100%	Baltimore, MD	438,090	257,345	466,010	—	—	1,161,445	98.2%
Willowbrook	Bloomingdale's, Lord & Taylor, Macy's, Sears	100%	Wayne, NJ	491,186	2,060	1,028,000	—	—	1,521,246	99.5%

PORTFOLIO OPERATING METRICS

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Woodbridge Center	Boscov's, JCPenney, Lord & Taylor, Macy's, Sears	100%	Woodbridge, NJ	649,131	455,739	560,935	—	—	1,665,805	92.9%
Total Consolidated Regional Malls			Count: 88	38,034,342	12,959,738	36,128,026	1,112,733	1,446,079	89,680,918	96.6%

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy's, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	578,896	—	705,898	39,096	—	1,323,890	99.0%
Altamonte Mall	Dillard's, JCPenney, Macy's, Sears	50%	Altamonte Springs (Orlando), FL	481,566	158,658	519,890	—	—	1,160,114	95.4%
Bridgewater Commons	Bloomingdale's, Lord & Taylor, Macy's	35%	Bridgewater, NJ	396,017	150,525	352,351	86,884	—	985,777	98.1%
Carolina Place	Belk, Dillard's, JCPenney, Macy's, Sears	50%	Pineville (Charlotte), NC	386,216	277,404	496,098	—	—	1,159,718	96.9%
Christiana Mall	JCPenney, Macy's, Nordstrom, Target	50%	Newark, DE	575,054	—	641,312	—	—	1,216,366	99.0%
Clackamas Town Center	JCPenney, Macy's, Macy's Home Store, Nordstrom, Sears	50%	Happy Valley, OR	595,505	—	774,842	—	—	1,370,347	95.0%
First Colony Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's	50%	Sugar Land, TX	513,568	—	619,048	—	—	1,132,616	98.0%
Florence Mall	JCPenney, Macy's, Macy's Home Store, Sears	50%	Florence (Cincinnati, OH), KY	388,700	—	552,407	—	—	941,107	94.8%
Galleria At Tyler	JCPenney, Macy's, Nordstrom	50%	Riverside, CA	545,564	—	468,208	—	—	1,013,772	95.9%
Glendale Galleria	JCPenney, Macy's, Target, Bloomingdale's	50%	Glendale, CA	497,757	305,000	385,000	—	136,922	1,324,679	96.7%
Kenwood Towne Centre [2]	Dillard's, Macy's, Nordstrom	50%	Cincinnati, OH	520,156	240,656	400,665	—	—	1,161,477	100.0%
Mizner Park	Lord & Taylor	47%	Boca Raton, FL	177,636	79,822	—	—	264,199	521,657	94.6%
Natick Mall	JCPenney, Lord & Taylor, Macy's, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	747,073	194,558	753,092	—	—	1,694,723	96.8%
Neshaminy Mall	Boscov's, Macy's, Sears	50%	Bensalem, PA	410,526	188,394	418,595	—	—	1,017,515	97.5%
Northbrook Court	Lord & Taylor, Macy's, Neiman Marcus	50%	Northbrook (Chicago), IL	477,701	126,000	410,277	—	—	1,013,978	95.0%
Oakbrook Center	Lord & Taylor, Macy's, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	873,427	322,033	751,911	—	239,292	2,186,663	98.0%
Otay Ranch Town Center	Macy's	50%	Chula Vista (San Diego), CA	498,200	—	140,000	—	—	638,200	97.2%

PORTFOLIO OPERATING METRICS

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Park Meadows	Dillard's, JCPenney, Macy's, Nordstrom	35%	Lone Tree, CO	744,027	—	823,000	—	—	1,567,027	98.8%
Perimeter Mall	Dillard's, Macy's, Nordstrom, Von Maur	50%	Atlanta, GA	504,560	222,056	831,218	—	—	1,557,834	99.0%
Pinnacle Hills Promenade	Dillard's, JCPenney	50%	Rogers, AR	359,152	98,540	162,140	434,352	51,903	1,106,087	94.0%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue	55%	St. Louis, MO	224,158	125,669	135,044	—	—	484,871	98.2%
Riverchase Galleria	Belk, JCPenney, Macy's, Sears, Von Maur	50%	Hoover (Birmingham), AL	562,576	330,032	610,026	—	—	1,502,634	96.2%
Saint Louis Galleria [3]	Dillard's, Macy's, Nordstrom	74%	St. Louis, MO	447,018	—	714,052	—	—	1,161,070	97.2%
Stonebriar Centre	Dillard's, JCPenney, Macy's, Nordstrom, Sears	50%	Frisco (Dallas), TX	835,307	—	865,192	—	—	1,700,499	98.8%
The Grand Canal Shoppes	Barneys New York	50%	Las Vegas, NV	626,335	84,743	—	—	34,414	745,492	99.1%
The Shoppes At River Crossing	Belk, Dillard's	50%	Macon, GA	377,533	—	333,219	—	—	710,752	97.2%
Towson Town Center	Macy's, Nordstrom	35%	Towson, MD	601,102	—	419,129	—	—	1,020,231	95.8%
Village Of Merrick Park	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	408,563	—	330,000	—	101,263	839,826	94.9%
Water Tower Place	Macy's	47%	Chicago, IL	407,087	296,128	—	—	88,809	792,024	97.1%
Whaler's Village		50%	Lahaina, HI	103,959	—	—	—	—	103,959	96.5%
Willowbrook Mall	Dillard's, JCPenney, Macy's, Macy's Mens, Sears	50%	Houston, TX	453,589	—	984,372	—	—	1,437,961	97.9%
Total Unconsolidated Malls			Count: 31	15,318,528	3,200,218	14,596,986	560,332	916,802	34,592,866	97.2%
Total Same Store Malls [4]			Count: 119	53,352,870	16,159,956	50,725,012	1,673,065	2,362,881	124,273,784	96.8%

Non-Same Store Malls
Southwest Plaza [5]	Dillard's, JCPenney, Macy's, Sears	100%	Littleton, CO	499,305	93,630	541,851	—	63,968	1,198,754	88.4%
The Shops at the Bravern	Neiman Marcus	40%	Bellevue, WA	183,663	124,637	—	—	700	309,000	58.4%
Total Malls			Count: 121	54,035,838	16,378,223	51,266,863	1,673,065	2,427,549	125,781,538	96.6%

Non-Same Store Office, Strip, Urban, & Other Retail
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,381	93,881	91.4%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	104,839	104,839	91.3%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,253	143,418	95.5%

PORTFOLIO OPERATING METRICS

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	136,527	136,527	98.6%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	111,357	119,107	95.4%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,082	102,082	92.2%
Columbia Bank Drive Thru		100%	Columbia, MD	17,000	—	—	—	—	17,000	100.0%
Center Point Plaza [6]		50%	Las Vegas, NV	70,299	—	—	74,392	—	144,691	100.0%
Lake Mead & Buffalo [6]		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	94.0%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
The Trails Village Center [6]		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	95.7%
200 Lafayette		100%	New York, NY	31,328	—	—	—	83,776	115,104	100.0%
522 Fifth Avenue		10%	New York, NY	7,978	—	—	—	—	7,978	100.0%
685 Fifth Avenue		50%	New York, NY	26,311	—	—	—	94,812	121,123	100.0%
830 N. Michigan Ave.		100%	Chicago, IL	64,916	—	—	—	—	64,916	100.0%
Miami Design District [7]		13%	Miami, FL	656,566	—	—	—	128,845	785,411	54.0%
Union Square		50%	San Francisco, CA	39,479	—	—	—	19,552	59,031	100.0%
Shopping Leblon [8]		35%	Rio de Janeiro, Brazil	249,343	—	—	—	—	249,343	96.6%
Owings Mills Mall [9]	JCPenney, Macy's	51%	Owings Mills, MD	438,017	340,000	307,037	—	—	1,085,054	36.6%
Total Non-Same Store Office, Strip, Urban & Other Retail:			Count: 19	1,694,643	340,000	307,037	344,107	998,424	3,684,211	76.2%

1.	For stand alone offices, office occupancy is presented.

2.	Ownership percentage includes retained debt of $91.8 million.

3.	Ownership of the St. Louis Galleria is more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.

4.	Refer to page 17 (Key Operating Performance Indicators).

5.	Southwest Plaza is currently under redevelopment.

6.	Third party managed strip center.

7.	Investment is considered cost method for reporting purposes and is reflected in prepaid and other assets in our proportionate balance sheet.

8.	GGP's investment in Brazil is through an ownership interest in Leblon. For this property, only Mall and Freestanding GLA is presented.
9. The Owings Mills Mall space is currently de-leased in preparation for future opportunities.

Miscellaneous

MISCELLANEOUS Capital Information (In thousands, except per share amounts)

September 30, 2014

Closing common stock price per share	$23.55
52 Week High [1]	25.14
52 Week Low [1]	19.26

Portfolio Net Debt, At Share
Portfolio Debt
Fixed	$17,011,056
Variable	2,656,631
Total Portfolio Debt	19,667,687
Less: Cash and Cash Equivalents	(412,513)
Portfolio Net Debt	$19,255,174

Portfolio Capitalization Data
Portfolio Net Debt	$19,255,174
Preferred Securities:
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	94,001
Preferred Stock at 6.375%	250,000
Other Preferred Stock	360
Total Preferred Securities	$396,131

Common stock and Operating Partnership units outstanding at end of period [2]	$20,933,619
Total Market Capitalization at end of period	$40,584,924

1.	52-week pricing information includes the intra-day highs and lows.

2.
Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624 multiplied by the closing share price.

MISCELLANEOUS Change in Total Common and Equivalent Shares

Rollforward of Shares to September 30, 2014	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
		(In thousands)
Common Shares and Operating Partnership Units ("OP Units") Outstanding at December 31, 2013	4,649	911,195	915,844
DRIP	—	17	17
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	359	359
Issuance of stock for employee stock purchase program	—	120	120
Buyback of common stock	—	(27,624)	(27,624)
Common Shares and OP Units Outstanding at September 30, 2014	4,649	884,067	888,716

Common Shares issuable assuming exercise of warrants [1]		52,638
Common Shares issuable assuming exercise of in-the-money stock options [2]		5,549
Common Shares issuable assuming exchange of OP Units		4,834
Diluted Common Shares and OP Units Outstanding at September 30, 2014		947,088

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
	(In thousands)		(In thousands)
Weighted average number of company shares outstanding	883,898	932,964	887,927	937,200
Weighted average number of stock options [3]	5,884	3,269	5,147	3,454
Weighted average number of GAAP dilutive warrants [4]	53,141	44,534	50,841	—
Diluted weighted average number of Company shares outstanding - GAAP EPS	942,923	980,767	943,915	940,654

Weighted average number of common units	4,834	6,417	4,834	6,469
Weighted average number of warrants [4]	—	—	—	46,934
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	947,757	987,184	948,749	994,057

1
GGP has 73.9 million warrants outstanding convertible to 1.1662 Common Shares with a weighted average exercise price of $9.1718, with a scheduled expiration of November 9, 2017. 16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.

Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of April 15, 2014 [5]		Impact of settling warrants via net share settlement [6]
57,500,000	$9.2194	Nov 9, 2017	Reduces exercise price to $9.2194	Increases number of Common shares per warrant to 1.1662	Net share: 67,056,500 x [23.55 - 9.2194] /23.55 = 40,805,091 shares delivered
16,428,571	$9.0050	Nov 9, 2017	Reduces exercise price to $9.0050	Increases number of Common shares per warrant to 1.1662	Net share: 19,159,000 x [23.55 - 9.0050] /23.55 = 11,833,021 shares delivered
73,928,571	$9.1718				52,638,112 shares delivered

2	The options are included at net share settlement.

3	The impact of the stock options are dilutive under GAAP and FFO in 2014 and 2013.

4
The impact of the warrants are dilutive under GAAP and FFO in 2014 and for the three months ended September 30, 2013. The impact of the warrants are anti-dilutive under GAAP, but dilutive for FFO for the nine months ended September 30, 2013.

5	Based on dividend of $0.15 per share issued to stockholders of record on July 15, 2014.

6	Based on stock price of $23.55 on September 30, 2014.

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Open
Northridge	The Sports Authority, Yardhouse and Plaza	100%	$12.2	$11.3	14%	Open
Northridge, CA

Fashion Show	Addition of Macy's Men's and inline	100%	34.8	33.0	23%	Open
Las Vegas, NV

Oakwood Center	West wing redevelopment and Dick's Sporting Goods	100%	19.0	16.6	9%	Open
Gretna, LA

Glendale Galleria [3]	Addition of Bloomingdale's, remerchandising, business	50%	51.7	51.0	12%	Open
Glendale, CA	development and renovation

The Mall in Columbia	Lifestyle expansion	100%	23.6	20.3	12%	Open
Columbia, MD

Oakbrook Center	Conversion of former anchor space into Container Store, Pirch and	48%	15.0	13.0	10%	Open
Oakbrook, IL	inline

The Woodlands [3]	Addition of Nordstrom in former Sears box	100%	44.7	39.7	9%	Open
Woodlands, TX

Other Projects	Redevelopment projects at various malls	N/A	193.0	$169.6	11%	Open
Various Malls

	Total Open Projects		$394.0	$354.5	12%

Under Construction
Mayfair Mall [3]	Nordstrom	100%	$72.3	$25.2	6-8%	Q3 2015
Wauwatosa, WI

Ridgedale Center [3]	Nordstrom, Macy's Expansion, New Inline GLA and renovation	100%	106.2	42.2	8-9%	Q3 2015
Minnetonka, MN

Southwest Plaza	Redevelopment	100%	72.6	11.3	9-10%	Q4 2015
Littleton, CO

Ala Moana Center [3]	Demolish existing Sears store and expand mall, adding anchor,	100%	573.2	342.6	9-10%	Q4 2015
Honolulu, HI	box and inline tenants, reconfigure center court

Baybrook Mall	Expansion	53%	76.3	20.1	9-10%	Q4 2015
Friendswood, TX

Other Projects	Redevelopment projects at various malls	N/A	241.4	67.6	8-9%	Various
Various Malls

	Total Projects Under Construction		$1,142.0	$509.0	8-10%

MISCELLANEOUS

Development Summary

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Projects in Pipeline
Staten Island Mall	Expansion	100%	$156.1	$3.3	10-11%	TBD
Staten Island, NY

New Mall Development	Ground up mall development	100%	285.0	37.4	8-10%	TBD
Norwalk, CT

Ala Moana Center	Nordstrom box repositioning	100%	85.0	—	9-10%	TBD
Honolulu, HI

Other Projects	Redevelopment projects at various malls	N/A	287.5	5.6	8-9%	TBD
Various Malls

	Total Projects in Pipeline		$813.6	$46.3	8-10%

	Total Development Summary		$2,349.6	$909.8	9-11%

1 Projected costs and investments to date exclude capitalized interest and overhead.
2 Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.
3 Project ROI includes income related to uplift on existing space.

MISCELLANEOUS Capital Expenditures

Expenditures ($ in thousands)

	Nine Months Ended	Nine Months Ended
	September 30, 2014	September 30, 2013

Capital expenditures [1]	$126,812	$100,357
Tenant allowances and capitalized leasing costs [2]	93,641	99,667
Total	$220,453	$200,024

1 Reflects only non-tenant operating capital expenditures.
2 Reflects tenant allowances on current operating properties.

MISCELLANEOUS Corporate Information

Reporting Calendar
Results for year end will be announced according to the following approximate schedule:
Quarter	Earnings Release Date	Earnings Call Date
Q4 2014	February 2, 2015	February 3, 2015
Q1 2015	April 27, 2015	April 28, 2015

Stock Information
Common Stock
NYSE: GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock (Series A Preferred Stock)
NYSE: GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q3 2014	August 12, 2014	October 15, 2014	October 31, 2014	$0.1600
Common Stock	Q2 2014	May 15, 2014	July 15, 2014	July 31, 2014	$0.1500
Common Stock	Q1 2014	February 26, 2014	April 15, 2014	April 30, 2014	$0.1500
Common Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.1400
Common Stock	Q3 2013	July 29, 2013	October 15, 2013	October 29, 2013	$0.1300
Common Stock	Q2 2013	May 10, 2013	July 16, 2013	July 30, 2013	$0.1200
Common Stock	Q1 2013	February 4, 2013	April 16, 2013	April 30, 2013	$0.1200
Series A Preferred Stock	Q3 2014	August 12, 2014	September 15, 2014	October 1, 2014	$0.3984
Series A Preferred Stock	Q2 2014	May 15, 2014	June 16, 2014	July 1, 2014	$0.3984
Series A Preferred Stock	Q1 2014	February 26, 2014	March 17, 2014	April 1, 2014	$0.3984
Series A Preferred Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.3984
Series A Preferred Stock	Q3 2013	July 29, 2013	September 13, 2013	October 1, 2013	$0.3984
Series A Preferred Stock	Q2 2013	May 10, 2013	June 14, 2013	July 1, 2013	$0.3984
Series A Preferred Stock	Q1 2013	March 5, 2013	March 15, 2013	April 1, 2013	$0.2125

Investor Relations	Media Contact	Transfer Agent

Kevin Berry	David Keating	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	Vice President, Corporate Communications	6201 15th Avenue
Phone (312) 960-5529	Phone (312) 960-6325	Brooklyn, NY 11219
kevin.berry@ggp.com	david.keating@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
+1 718 921-8124

MISCELLANEOUS Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores and development space.
Anchor/Traditional Anchor
Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center
An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.
Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.
Same Store NOI	Company NOI that excludes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties.
Non-Same Store	Includes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopment and other properties.

Operating Metrics	Description
Leased
Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space, and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied
Occupied area represents the sum of: (1) tenant occupied space under lease, (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales.
Occupancy Cost	Ratio of total tenant charges to comparative sales for inline mall tenants that opened at less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent and common area costs.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent and common area costs.
Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent and common area costs.
Average Rent	Represents average rent over the term consisting of base minimum rent and common area costs.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.